UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TLGY ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TLGY ACQUISITION CORPORATION
4001 Kennett Pike, Suite 302

Wilmington, DE 19807

EXTENSION OF THE REDEMPTION DEADLINE IN CONNECTION WITH THE
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 17, 2023

TO THE SHAREHOLDERS OF TLGY ACQUISITION CORPORATION:

You are cordially invited to attend the extraordinary general meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of TLGY Acquisition Corporation, which we refer to as “we,” “us,” “our,” “TLGY” or the “Company,” to be held at 10:00 a.m. Eastern Time on February 23, 2023.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least one business day prior to the Extraordinary General Meeting.

The Extraordinary General Meeting will be a virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/tlgyacquisition/2023. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world. The Extraordinary General Meeting may also be attended in person at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 1 Liberty Pl, New York, NY 10006. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport. Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting.

Amendment to Terms

In light of the Company’s disclosure on Form 8-K on February 21, 2023, with respect to entering into a non-binding letter of intent with a prospective business combination target, the purpose of this supplemental proxy statement is to allow shareholders an additional day to tender their shares to the Company’s transfer agent in order to exercise their redemption rights.

You may exercise your redemption rights by tendering your shares by February 22, 2023 at 5:00 p.m. Eastern time.

In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. Additionally, the Company may accept such withdrawal requests submitted after the Extraordinary General Meeting but before redemptions take place.

Voting and Procedures

Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting online, it is strongly recommended you complete and return your proxy card before the Extraordinary General Meeting date, to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend.

If you have any questions, please contact our proxy solicitor, Okapi Partners, at (855) 208-8903 (toll free) or by email at info@okapipartners.com.

The attached second supplement to the original proxy statement dated January 26, 2023 (as supplemented) that the company mailed to you on or about January 31, 2023 (the “Original Proxy Statement”) contains additional information that supplements the Original Proxy Statement. We urge you to read this second supplement, together with the Original Proxy Statement, carefully and in its entirety. Under Cayman Islands law and the Charter, no other business may be transacted at the Extraordinary General Meeting.

By Order of the Board of Directors

February 21, 2023	/s/ Jin-Goon Kim
Jin-Goon Kim
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your vote will not be counted as either “FOR” or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve the Charter Amendment Proposal, and an abstention will mean that your vote will not be counter as either “"FOR”" or “AGAINST” for the purposes of determining whether the requisite majority has been obtained to approve the Charter Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on February 23, 2023: This notice of meeting and the Proxy Statement are available at https://www.cstproxy.com/tlgyacquisition/2023.

TLGY ACQUISITION CORPORATION
4001 Kennett Pike, Suite 302

Wilmington, DE 19807

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 23, 2023

SUPPLEMENT DATED FEBRUARY 21, 2023

TO THE PROXY STATEMENT DATED JANUARY 26, 2023

The following information supplements (the “Supplemental Proxy Statement”) and should be read in conjunction with the original proxy statement dated January 26, 2023 (as supplemented) that the company mailed to you on or about January 31, 2023 (the “Original Proxy Statement”). Capitalized terms in this supplement which are not defined in this supplement have the same meaning set forth in the Original Proxy Statement. This Supplemental Proxy Statement is intended to be read in conjunction with our Original Proxy Statement, and therefore does not contain all of the information that may be important to you in deciding how to vote on the matters to be considered at the Extraordinary General Meeting. To the extent information in this Supplemental Proxy Statement differs from, updates or conflicts with information contained in the Original Proxy Statement, the information in this Supplemental Proxy Statement is the more current information.

The Extraordinary General Meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of TLGY Acquisition Corporation, which we refer to as the “we,” “us,” “our,” “TLGY” or the “Company,” will be held at 10:00 a.m. Eastern Time on February 23, 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/tlgyacquisition/2023. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. The Extraordinary General Meeting may also be attended in person at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 1 Liberty Pl, New York, NY 10006. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least one business day prior to the Extraordinary General Meeting.

The original deadline for redemptions was originally two business days prior to the Extraordinary General Meeting.

The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the Charter Amendment Proposal and the Adjournment Proposal.

The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us to complete a business combination. Approval of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal is a condition to the implementation of the Charter Amendments.

Amendment of Terms

You may exercise your redemption rights by tendering your shares by February 22, 2023 at 5:00 p.m Eastern time (one business day before the Extraordinary General Meeting). You must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares.

In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. Additionally, the Company may accept such withdrawal requests submitted after the Extraordinary General Meeting but before redemptions take place.

This Supplemental Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully together with the Original Proxy Statement and vote your shares.

By Order of the Board of Directors

February 21, 2023	/s/ Jin-Goon Kim
Jin-Goon Kim
Chief Executive Officer

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Supplemental Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Supplemental Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8903

E-mail: info@okapipartners.com

You may also obtain these documents by requesting them via e-mail from the Company at mail@tlgyacquisition.com.

If you are a shareholder of the Company and would like to request documents, please do so by February 21, 2023, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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